Mine restoration provisions	12 Months Ended
Dec. 31, 2020
Disclosure Of Provisions [Abstract]
Mine restoration provisions	Mine restoration provisionsThe Company’s mine restoration provisions consist primarily of costs associated with mine reclamation and closure activities. These activities, which are site specific, generally include costs for earthworks, including detoxification and recontouring, revegetation, water treatment and demolition. In calculating the present value of the Company’s mine restoration provisions as at December 31, 2020, management used a risk-free rate applicable to each location’s functional currency ranging from 0.94% to 1.25% and an inflation rate of 2.3%. The undiscounted cash flows, before inflation adjustments, estimated to settle the mine restoration provisions was approximately $89 million at December 31, 2020 (2019 - $73 million). Due to the nature of mine closure plans, cash expenditures are expected to occur over a significant period of time with the majority of the expenditures expected to occur in the years from 2030 to 2046.
The following table shows the movement in the provision for mine restoration provisions:

	2020	2019
	$	$

Balance, beginning of year	75,419	117,221
Reclamation spending at continuing operations	(425)	(124)
Reclamation spending at discontinued operations	—	(1,016)
Accretion expense	917	2,459
Change in obligation	28,371	9,790
Obligations sold with Nicaraguan Group (Note 7)	—	(52,911)
Balance, end of year	104,282	75,419